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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: January 14, 2002 (Date of earliest event reported)

Toyota Auto Finance Receivables LLC on behalf of the Toyota Auto Receivables 2002-A Owner Trust (Exact name of registrant as specified in its charter)

DELAWARE	333-58164 333-74872	95-4836519
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19300 Gramercy Place, North Building Torrance, California 90509 (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 468-7333

ITEM 5.  OTHER EVENTS

    Attached as Exhibit 99.1 to this Current Report is a Term Sheet circulated by J.P. Morgan Securities, Inc., Morgan Stanley & Co. Incorporated, Banc One Capital Markets, Inc., Deutsche Bank Alex. Brown Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., in connection with the Registrant's offering of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Offered Notes"). The Offered Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The offering of the Offered Notes has been registered pursuant to the Act under the Registrant's Registration Statements on Form S-3 (No. 333-58164 and 333-74872) (the "Registration Statements"). This Term Sheet will be incorporated by reference in the Registration Statements.

    Any statement or information contained in the Term Sheet may be modified or superseded by subsequent similar materials or by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibit

    Exhibit 99.1  Term Sheet.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

TOYOTA AUTO FINANCE RECEIVABLES LLC

	By:	/s/ LLOYD MISTELE
		Name:	Lloyd Mistele
		Title:	President

Date: January 14, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description
99.1	Term Sheet

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FORM 8-K
ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
Item 601(a) of Regulation S-K